United States


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                ----------------
                                    FORM 8-K
                                ----------------


                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


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 Date of report (Date of earliest event reported) - November 24, 2004
                                                   (November 19, 2004)

                              RF MONOLITHICS, INC.
               (Exact name of Registrant as Specified in Charter)





        Delaware                    0-24414                      75-1638027

(State of Incorporation)   (Commission File Number)            (IRS Employer
                                                            Identification No.)





                                 4441 Sigma Road
                               Dallas, Texas 75244



               (Address of Principal Executive Offices)(Zip Code)



       Registrant's telephone number, including Area Code - (972) 233-2903


                                 Not Applicable

          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 140.14D-2(b))

[ ] Pre-commencement communications pursuant to Rule 13c-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01.  Change in Registrant's Certifying Accountant


On November 19, 2004, the Audit Committee dismissed Deloitte & Touche LLP, or Deloitte, as our independent accountants. All members of the Audit Committee participated in the meeting held on November 19, 2004, and unanimously approved the decision to change our independent registered public accounting firm. Deloitte served as our independent accountant for the fiscal year ended August 31, 2004.


The reports issued by Deloitte on our consolidated financial statements for the fiscal years ended August 31, 2004 and 2003, contained no adverse opinion or disclaimer of opinion, and they were not qualified or modified as to uncertainty, audit scope or accounting principles.


During our two most recent fiscal years and the subsequent interim period through November 19, 2004: (i) there were no disagreements between us and Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make reference in their reports on the consolidated financial statements for such years to the subject matter of the disagreement; and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K.


We requested that Deloitte furnish us with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of the letter will be filed as an amendment to this Form 8-K within two days of receipt from Deloitte.


On November 19, 2004, we engaged McGladrey & Pullen, LLP, or McGladrey, as our new independent accountants. The Audit Committee unanimously approved the engagement of McGladrey at a meeting held on November 19, 2004. In our two most recent fiscal years or any subsequent interim period through the date of the engagement, we have not consulted with McGladrey regarding any of the matters or events set forth in Item 304(a)(2)(i) or (ii) of Regulation S-K.


Item 8.01.  Other Events


Our press release, dated November 24, 2004, announcing the selection of McGladrey as our independent accountants for our fiscal year ending August 31, 2005, is attached hereto as Exhibit 99.1 and incorporated by reference herein.


Item 9.01           Exhibits.


                  (c)      Exhibits.


                           Exhibit     Description
                           -------     -----------



                           99.1 Registrant's press release dated November 24, 2004.

                                    SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     RF MONOLITHICS, INC.




                                     By:      /s/ Harley E Barnes III
                                              ------------------------------
                                              Harley E Barnes III
                                              Chief Financial Officer




Date: November 24, 2004